SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 000-32143


                         DATE OF REPORT: AUGUST 30, 2004


                               BIB HOLDINGS, LTD.
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             (Exact name of registrant as specified in its charter)


                NEVADA                                    33-0895699
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    (State of other jurisdiction of                     (IRS Employer
     incorporation or organization                    Identification No.)


       7409 OAK GROVE AVENUE, LAS VEGAS NEVADA                     89117
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       (Address of principal executive offices)                 (Zip Code)


                                 (702) 243-8809
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               (Registrant's telephone number including area code)


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 26, 2004, BIB Holdings, Ltd. (the "Company") entered into an agreement with Incandent Capital, L.L.C. to acquire Incode Corporation ("Incode"), a privately held technology services company whose business model is the acquisition, development and commercialization of innovative subscription-based eBusinesses (the "Agreement"). Pursuant to the terms of the Agreement, the Company will acquire 100% of the outstanding capital stock of Incode in exchange for 1,000,000 newly issued shares of the Company's series A convertible preferred stock (the "Preferred Stock"). The Preferred Stock shall vote with the common stock on all matters. Each share of Preferred Stock is convertible into 200 shares of common stock at any time after 18 months from the closing date of the Agreement, subject to adjustment under certain circumstances. The number of votes which may be cast by a holder of shares of Preferred Stock shall be equal to twice the number of shares of the common stock into which the Preferred Stock could be converted (an aggregate of 400,000,000 prior to any adjustment).

         Concurrently with the closing, it is anticipated that the current officers and directors of the Company will resign.

         The closing of the agreement is subject to the satisfaction of a number of terms and conditions, including but not limited to the following:

      o The satisfactory completion of due diligence by the Company, Incode and Incandent;
      o     The consent of the Company's principal financing source; and
      o The release of lien by the Company's principal financing source on the Company's real estate in Pennsylvania.

         If the closing has not occurred on or before October 31, 2004, the Agreement will terminate.

ITEM 9.01                  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:

                  Exhibit 10.1 Share Purchase and Sale Agreement by and Between Incandent Capital, L.L.C. and the Company, Dated August 26, 2004.

                  Exhibit 99.1      Press Release Dated August 30, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIB HOLDINGS, LTD.



                   /S/      GAIL BINDER
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By:                         Gail Binder
                            Chief Executive Officer
Date:                       August 30, 2004


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                                  EXHIBIT INDEX

EXHIBIT                    DESCRIPTION

Exhibit 10.1 Share Purchase and Sale Agreement by and Between Incandent Capital, L.L.C. and the Company, Dated August 26, 2004.

Exhibit  99.1              Press Release Dated August 30, 2004.